UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM
8-K
____________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):

June 20, 2023
____________________________________
Vaxxinity, Inc.
(Exact name of registrant as specified in its charter)
____________________________________
Delaware
001-41058
86-2083865
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)
505 Odyssey Way
Merritt Island
,
FL
32953
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number,

including area code: (
254
)
244-5739
Not Applicable
(Former name or former address, if changed since last report)
____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐

Written communications pursuant to Rule 425

under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading
Symbol(s)
Name of each exchange
on which registered
Class A Common Stock, par value $0.0001
per share
VAXX
The Nasdaq

Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of

1934 (§240.12b-2 of this chapter).
Emerging growth company

☒
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07 Submission of Matters to a Vote

of Security Holders.
On June 20, 2023, Vaxxinity,

Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders

(“Annual Meeting”). A total of
112,190,162 shares of the Company's Class A common

stock and 13,874,132 shares of the Company’s

Class B common stock were
entitled to vote as of April 21, 2023, the record date for the Annual Meeting, of which 88,471,449 shares of the Company’s

Class A
common stock and 10,574,388 shares of the Company’s

Class B common stock were represented in person or by proxy at the Annual
Meeting. With respect to the matters submitted

to a vote of stockholders at the Annual Meeting, holders of Class A common stock and
Class B common stock voted together as a single class, and holders of the

Company’s Class A common stock

were entitled to one vote
per share and holders of the Company’s

Class B common stock were entitled to ten votes per share.
At the Annual Meeting, the stockholders of the Company voted on the following proposals:
1.
the election of nine nominees, each to serve as a director of the Company until the 2024

Annual Meeting of Stockholders
and until his or her successor is duly elected and qualified;
2.
a proposal to ratify the appointment of Armanino LLP as the Company’s independent registered public accounting firm
for the fiscal year ending December 31, 2023.
The results of each of the above proposals are discussed further below.
Proposal 1 - Election of Directors
The votes cast for or withheld for each director nominee were as follows:
Director Nominee For Withheld Broker Non-Votes
Louis Reese 182,476,994 3,528,143 8,210,192
Mei Mei Hu 182,504,222 3,500,915 8,210,192
Katherine Eade 185,974,457 30,680 8,210,192
Landon Ogilvie 185,969,408 35,729 8,210,192
James Smith 185,969,898 35,239 8,210,192
Gabriella Toledano 185,973,662 31,475 8,210,192
Peter Diamandis 182,446,233 3,558,904 8,210,192
George Hornig 185,964,701 40,436 8,210,192
Peter Powchik 185,956,552 48,585 8,210,192
Accordingly, all nominees

listed above were elected to serve as a director of the Company until the 2024

Annual Meeting of
Stockholders and until his or her successor is duly elected and qualified.

Proposal 2 - Ratification of Appointment of

Independent Registered Public Accounting Firm
The voting results with respect to the proposal to ratify the appointment of Armanino

LLP to serve as the Company’s independent
registered public accounting firm for the fiscal year ending December 31, 2023 were as follows:
For Against Abstain
194,129,682 76,106 9,541
Accordingly, the

Company’s stockholders ratified the appointment

of Armanino LLP to serve as the Company’s

independent
registered public accounting firm for the fiscal year ending December 31, 2023.
No other matters were submitted to a vote of stockholders at the Annual

Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
VAXXINITY,

INC.
Date: June 22, 2023
By:

/s/ René Paula
Name: René Paula
Title:

General Counsel and Secretary